UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 1, 2012 (April 19, 2012)

Magellan Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

700 East Ninth Avenue, Suite 200, Denver, CO	80203
(Address of principal executive offices)	(Zip Code)

(720) 570-3858
(Registrant's telephone number, including area code)

7 Custom House Street, Portland, ME 04101
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The sole purpose of this amendment on Form 8-K/A is to provide the former address of the registrant on the cover page hereof, since the address of the registrant was changed from the previous report. In addition, a new telephone number for the registrant is provided on the cover page hereof, which reflects the change of the address. All other information in this report remains unchanged from the original filing.

Item 8.01	Other Events.

CEO's Update Letter to Shareholders

On April 19, 2012, Magellan Petroleum Corporation (the “Company”) released a CEO's Update Letter to Shareholders (“CEO's Letter”) from J. Thomas Wilson, President and CEO of the Company. A copy of the CEO's Letter is furnished herewith as Exhibit 99.1 and is hereby incorporated by reference. The CEO's Letter has also been posted to the Company's website, www.magellanpetroleum.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	CEO's Update Letter to Shareholders dated April 19, 2012 (previously filed with the original filing of this report)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

	By:	/s/ J. Thomas Wilson
Name: John Thomas Wilson
Title: Chief Executive Officer and President

Dated: May 1, 2012

EXHIBIT INDEX

Exhibit No	Description

99.1	CEO's Update Letter to Shareholders dated April 19, 2012 (previously filed with the original filing of this report)